Exhibit 10.1

                              SECOND AMENDMENT TO
                                CREDIT AGREEMENT


         THIS SECOND AMENDMENT TO CREDIT AGREEMENT (this "Second Amendment"), dated as of June 29, 2005, is made and entered into among WYNN LAS VEGAS, LLC, a Nevada limited liability company (the "Borrower"), the Wynn Amendment Parties (as hereinafter defined) and DEUTSCHE BANK TRUST COMPANY AMERICAS, as Administrative Agent (in such capacity, the "Administrative Agent") on behalf of the Lenders (as hereinafter defined).

                                    RECITALS

         A. The Borrower and the Administrative Agent are parties to that certain Credit Agreement dated as of December 14, 2004 (as amended, modified or supplemented from time to time, the "Credit Agreement") among the Borrower, the Administrative Agent, Deutsche Bank Securities Inc., as lead arranger and joint book running manager, Banc of America Securities LLC, as lead arranger and joint book running manager, Bank of America, N.A., as syndication agent, Bear, Stearns & Co. Inc., as arranger and joint book running manager, Bear Stearns Corporate Lending Inc., as joint documentation agent, J.P. Morgan Securities Inc., as arranger and joint book running manager, JPMorgan Chase Bank, as joint documentation agent, SG Americas Securities, LLC, as arranger and joint book running manager, Societe Generale, as joint documentation agent, and the several banks and other financial institutions or entities from time to time parties thereto (the "Lenders").

         B. In connection with the Credit Agreement, Wynn Las Vegas Capital Corp., a Nevada corporation ("Capital Corp."), Wynn Show Performers, LLC, a Nevada limited liability company ("Show Performers"), Wynn Golf, LLC, a Nevada limited liability company ("Wynn Golf"), Wynn Sunrise, LLC, a Nevada limited liability company ("Wynn Sunrise"), World Travel, LLC, a Nevada limited liability company ("World Travel"), and Las Vegas Jet, LLC, a Nevada limited liability company (together with Capital Corp., Show Performers, Wynn Golf, Wynn Sunrise and World Travel, the "Wynn Amendment Parties") have executed that certain Guarantee dated as of December 14, 2004 (as amended, modified or supplemented from time to time, the "Guarantee").

         C. The Borrower has requested that the Lenders agree, subject to the conditions and on the terms set forth in this Second Amendment, to amend certain provisions of the Credit Agreement in order to extend the Phase II Commitment Sunset Date.

         D. The Lenders are willing to agree to such amendments, subject to the conditions and on the terms set forth below.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Administrative Agent on behalf of the Lenders and the Wynn Amendment Parties agree as follows:

         1. Definitions. Except as otherwise expressly provided herein, capitalized terms used in this Second Amendment shall have the meanings given in the Credit Agreement, and the rules of interpretation set forth in the Credit Agreement shall apply to this Second Amendment.

         2. Amendments.

         (a) Section 1.1 of the Credit Agreement is hereby amended by deleting the date June 30, 2005 from the existing definition of "Phase II Commitment Sunset Date" and replacing it with the following:

         December 31, 2005; provided, however that the Borrower may, by written notice delivered to the Arrangers no later than December 15, 2005 request an extension of the Phase II Commitment Sunset Date to March 31, 2006, which extension shall be granted if approved by a Majority of the Arrangers or the Required Lenders.

         (b) Section 2.12(e) of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

         If the Phase II Approval Date has not occurred on or prior to December 31, 2005, then on such date the Borrower shall prepay the Obligations in accordance with Section 2.12(g) in an aggregate principal amount of $550,000,000; provided, however, that if prior to December 31, 2005, the Phase II Commitment Sunset Date has been extended until March 31, 2006 in accordance with the definition thereof, then the Borrower shall not be required to make the foregoing prepayment on December 31, 2005 but instead shall be required to make such prepayment on March 31, 2006 if the Phase II Approval Date has not occurred on or prior to such date.

         (c) Section 6.11 of the Credit Agreement is hereby amended by adding the following after the conclusion of paragraph (b) thereof:

         (c) At all times prior to the earlier of (i) the Phase II Approval Date and (ii) the date on which the Borrower makes the prepayment required under Section 2.12(e), the Borrower shall cause the sum of
         (A) the undrawn commitments under the Revolving Credit Facility and
         (B) amounts on deposit in the Bank Proceeds Account, to equal or exceed $550,000,000.

         3. Disbursement Agreement Amendment. The Administrative Agent is hereby directed to execute that certain Second Amendment to Disbursement Agreement (the "Disbursement Agreement Amendment") substantially in the form attached hereto as Exhibit A on behalf of the Lenders.

         4. Representations and Warranties. To induce the Lenders to agree to this Second Amendment, the Borrower represents to the Administrative Agent and the Lenders that as of the date hereof:

         (a) the Borrower and each of the Wynn Amendment Parties has all power and authority to enter into this Second Amendment and the Disbursement Agreement Amendment (collectively, the "Second Amendment Documents") to which each is a party and that have been entered into by the Borrower and each of the Wynn Amendment Parties as of the date this representation is being made, and to carry out the transactions contemplated by, and to perform its obligations under or in respect of, the Second Amendment Documents to which each is a party;

         (b) the execution and delivery of Second Amendment Documents and the performance of the obligations of the Borrower and each of the Wynn Amendment Parties under or in respect of the Second Amendment Documents to which each is a party and that have been entered into by the Borrower and each of the Wynn Amendment Parties as of the date this representation is being made have been duly authorized by all necessary action on the part of the Borrower and each of the Wynn Amendment Parties;

         (c) the execution and delivery of the Second Amendment Documents that have been entered into by the Borrower and each of the Wynn Amendment Parties as of the date this representation is being made and the performance of the obligations of the Borrower and each of the Wynn Amendment Parties under or in respect of such Second Amendment Documents to which each is a party do not and will not conflict with or violate (i) any provision of the articles of incorporation or bylaws (or similar constituent documents) of the Borrower or any Wynn Amendment Party, (ii) any Requirement of Law, (iii) any order, judgment or decree of any court or other governmental agency binding on the Borrower or any Wynn Amendment Party, or (iv) any indenture, agreement or instrument to which the Borrower or any Wynn Amendment Party is a party or by which the Borrower or any Wynn Amendment Party, or any property of any of them, is bound, and do not and will not require any consent or approval of any Person;

         (d) the Second Amendment Documents that have been entered into by the Borrower and each of the Wynn Amendment Parties as of the date this representation is being made have been duly executed and delivered by the Borrower and each of the Wynn Amendment Parties party thereto and the Credit Agreement and the other Loan Documents, as amended by the Second Amendment Documents, are the legal, valid and binding obligations of the Borrower and each of the Wynn Amendment Parties, enforceable in accordance with their terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law);

         (e) after giving effect to the Second Amendment Documents that have been entered into by the Borrower and each of the Wynn Amendment Parties as of the date this representation is being made, no event has occurred and is continuing or will result from the execution and delivery of the Second Amendment Documents that would constitute a Default or an Event of Default;

         (f) since the Closing Date, no event has occurred that has resulted, or could reasonably be expected to result, in a Material Adverse Effect; and

         (g) each of the representations and warranties made by the Borrower and the Wynn Amendment Parties in or pursuant to the Loan Documents to which each is a party shall be true and correct in all material respects on and as of the date this representation is being made, except for representations and warranties expressly stated to relate to a specific earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date.

         5. Effectiveness of this Second Amendment. This Second Amendment shall be effective only if and when signed by the Borrower, and the Wynn Amendment Parties and the Administrative Agent on behalf of the Lenders.

         6. Acknowledgments. By executing this Second Amendment each of the Wynn Amendment Parties (a) consents to the Second Amendment Documents, (b) acknowledges that notwithstanding the execution and delivery of the Second Amendment Documents, the obligations of each of the Wynn Amendment Parties under the Guarantee are not impaired or affected and the Guarantee continues in full force and effect and (c) affirms and ratifies, to the extent it is a party thereto, the Guarantee.

         7. Miscellaneous. THIS SECOND AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICT OF LAW RULES THEREOF (OTHER THAN SECTION 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW). This Second Amendment may be executed in one or more duplicate counterparts and when signed by all of the parties listed below shall constitute a single binding agreement. Except as amended hereby, all of the provisions of the Credit Agreement and the other Loan Documents shall remain in full force and effect except that each reference to the "Credit Agreement", or words of like import in any Loan Document, shall mean and be a reference to the Credit Agreement as amended hereby. This Second Amendment shall be deemed a "Loan Document" as defined in the Credit Agreement.
Section 10.12 of the Credit Agreement shall apply to this Second Amendment and all past and future amendments to the Credit Agreement and other Loan Documents as if expressly set forth therein.

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

         IN WITNESS WHEREOF, the parties have caused this Second Amendment to be duly executed by their officers or officers of their sole ultimate members thereunto duly authorized as of the day and year first above written, to be effective as of the Effective Date.


WYNN LAS VEGAS, LLC,                                    WYNN GOLF, LLC,
a Nevada limited liability company                      a Nevada limited liability company

By:   Wynn Resorts Holdings, LLC,                       By:   Wynn Las Vegas, LLC,
      a Nevada limited liability company,                     a Nevada limited liability company,
      its sole member                                         its sole member

      By:    Wynn Resorts, Limited,                           By:  Wynn Resorts Holdings, LLC,
             a Nevada corporation,                                 a Nevada limited liability company,
             its sole member                                       its sole member

             By: /s/ John Strzemp                                  By:   Wynn Resorts, Limited,
                 -----------------------------                           a Nevada corporation,
             Name:  John Strzemp                                         its sole member
             Title: Executive Vice President,
                    CFO & Treasurer                                      By: /s/ John Strzemp
                                                                             ------------------------
                                                                         Name:  John Strzemp
                                                                         Title: Executive Vice President,
                                                                                CFO & Treasurer


WYNN SUNRISE, LLC,                                      WORLD TRAVEL, LLC,
a Nevada limited liability company                      a Nevada limited liability company

By:   Wynn Las Vegas, LLC,                              By:   Wynn Las Vegas, LLC,
      a Nevada limited liability company,                     a Nevada limited liability company,
      its sole member                                         its sole member

      By:    Wynn Resorts Holdings, LLC,                      By:  Wynn Resorts Holdings, LLC,
             a Nevada limited liability company,                   a Nevada limited liability company,
             its sole member                                       its sole member

             By: Wynn Resorts, Limited, a Nevada                   By:  Wynn Resorts, Limited, a Nevada
                 corporation, its sole member                           corporation, its sole member

             By: /s/ John Strzemp                                       By: /s/ John Strzemp
                 ---------------------------------                          ----------------------------
             Name: John Strzemp                                         Name:  John Strzemp
             Title: Executive Vice President,                           Title: Executive Vice President,
                    CFO & Treasurer                                            CFO & Treasurer




LAS VEGAS JET, LLC,                                     WYNN SHOW PERFORMERS, LLC,
a Nevada limited liability company                      a Nevada limited liability company

By:   Wynn Las Vegas, LLC,                              By:   Wynn Las Vegas, LLC,
      a Nevada limited liability company,                     a Nevada limited liability company,
      its sole member                                         its sole member

      By:  Wynn Resorts Holdings, LLC,                        By:  Wynn Resorts Holdings, LLC,
           a Nevada limited liability company, its                 a Nevada limited liability company,
           sole member                                             its sole member

                                                                   By:  Wynn Resorts, Limited, a Nevada
           By:  Wynn Resorts, Limited, a Nevada                         corporation, its sole member
                corporation, its sole member

           By:  /s/ John Strzemp                                        By: /s/ John Strzemp
                ---------------------------------                           ---------------------------
           Name:  John Strzemp                                          Name:  John Strzemp
           Title: Executive Vice President,                             Title: Executive Vice President,
                  CFO & Treasurer                                              CFO & Treasurer


WYNN LAS VEGAS CAPITAL CORP.,                           DEUTSCHE BANK TRUST COMPANY AMERICAS, as the Administrative
a Nevada corporation                                    Agent on behalf of the Lenders

By: /s/ John Strzemp                                          By: /s/ Kevin F. Sullivan
    ------------------------------------                          -----------------------------
Name:  John Strzemp                                           Name:  Kevin F. Sullivan
Title: Executive Vice President, CFO &                        Title: Managing Director
       Treasurer
                                                              By:  /s/ S.P. Lapham
                                                                   ----------------------------
                                                              Name:  Steven P. Lapham
                                                              Title: Managing Director


                                   EXHIBIT A


                                SECOND AMENDMENT


                        TO MASTER DISBURSEMENT AGREEMENT

                                SECOND AMENDMENT

                        TO MASTER DISBURSEMENT AGREEMENT




         THIS SECOND AMENDMENT TO MASTER DISBURSEMENT AGREEMENT (the "Amendment") is made and entered into as of _________, 2005, by and among WYNN LAS VEGAS, LLC, a Nevada limited liability company (the "Company"), DEUTSCHE BANK TRUST COMPANY AMERICAS as the Bank Agent (the "Bank Agent"), and DEUTSCHE BANK TRUST COMPANY AMERICAS, as the Disbursement Agent (the "Disbursement Agent"), with respect to the following:

                                    Recitals


         A. Disbursement Agreement. The undersigned are parties to that certain Master Disbursement Agreement dated December 14, 2004 (as amended, modified or supplemented from time to time, the "Disbursement Agreement") among the Company, the Bank Agent, U.S. Bank, National Association as the indenture trustee (the "Indenture Trustee"), and the Disbursement Agent. The defined terms used herein and not otherwise defined herein shall have the meanings given in the Disbursement Agreement.

         B. Right to Amend Disbursement Agreement Without Consent of Indenture Trustee. The Bank Agent, the Disbursement Agent and the Company have the right to amend this Disbursement Agreement as set forth therein without the Indenture Trustee's consent.

         C. Amendment. The undersigned desire to amend the Disbursement Agreement to reflect certain agreements of the parties hereto, all as more particularly set forth herein.

                                   Agreement


         NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned agree as follows:

         1.    DEFINITIONS.

               a. Phase II Revolving Commitment Sunset Date. Exhibit A of the Disbursement Agreement is hereby amended by deleting the date June 30, 2005 from the existing definition of "Phase II Revolving Commitment Sunset Date" and replacing it with the following: "the Phase II Commitment Sunset Date (as defined in the Bank Credit Agreement), as the same may be extended in accordance with the terms of the Bank Credit Agreement."

               b. Outside Phase II Completion Deadline. Exhibit A of the Disbursement Agreement is hereby amended by deleting the existing definition of "Outside Phase II Completion Deadline" in its entirety and replacing it with the following: "means December 31, 2008, as extended from time to time by the Company (i) in accordance with Section 6.3.2 of the Disbursement Agreement or
(ii) with the approval of the Required Lenders."

               c. Outside Phase II Opening Deadline. Exhibit A of the Disbursement Agreement is hereby amended by deleting the existing definition of "Outside Phase II Opening Deadline" in its entirety and replacing it with the following: "means September 30, 2008, as extended from time to time by the Company (i) in accordance with Section 6.3.2 of the Disbursement Agreement or
(ii) with the approval of the Required Lenders."

         2. MISCELLANEOUS. Except as set forth in this Amendment, all other terms and provisions of the Disbursement Agreement remain unmodified and in full force and effect. This Amendment shall be construed and enforced in accordance with the laws of the State of New York. In the event that any term or provision contained herein is held to be invalid, void or otherwise unenforceable by any court of competent jurisdiction, the fact that such term or provision is invalid, void or otherwise unenforceable shall in no way affect the validity or enforceability of any other term or provision contained herein. This Amendment may be executed in any number of identical counterparts.



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


IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first written above.



COMPANY:
--------

WYNN LAS VEGAS, LLC,
a Nevada limited liability company

By:      Wynn Resorts Holdings, LLC,
         a Nevada limited liability company,
         its sole member

         By:      Wynn Resorts, Limited,
                  a Nevada corporation,
                  its sole member


                  By: _____________________________
                  Name: ___________________________
                  Title: __________________________


BANK AGENT:
----------


DEUTSCHE BANK TRUST COMPANY AMERICAS

By: ___________________________________
Name: _________________________________
Title: ________________________________

By: ___________________________________
Name: _________________________________
Title: ________________________________


DISBURSEMENT AGENT:
------------------

DEUTSCHE BANK TRUST COMPANY AMERICAS

By: ___________________________________
Name: _________________________________
Title: ________________________________

By: ___________________________________
Name: _________________________________
Title: ________________________________